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                           FOURTH AMENDMENT AGREEMENT


         THIS FOURTH AMENDMENT AGREEMENT (as amended from time to time, this "Fourth Amendment Agreement"), dated as of June 30, 2005 among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation (herein referred to as "GSRP"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation (herein referred to as "TFC").

                              W I T N E S S E T H:

A. WHEREAS, GSRP and TFC entered into that certain Statement of Intention and Special Additional Financing Agreement dated July 25, 2000 (as amended to but excluding the date hereof, the "Existing SOI" and, as amended hereunder, "Amended SOI"), pursuant to which TFC agreed to make subordinated loans to GSRP in accordance with the terms of the Existing SOI;

B. WHEREAS, capitalized terms used herein shall have the meanings ascribed to the same in the Existing SOI and in Section 1 of that certain Eighth Amendment Agreement (the "Eighth Amendment Agreement"), dated as of June 30, 2005, among GSRP, TFC, as lender and Administrative Agent, and the other lenders that are parties to that certain Loan and Security Agreement, dated as of September 28, 1998, among GSRP, TFC, as lender and administrative agent, and said other lenders (as amended to the date here of, the "Existing LSA" and, after giving effect to the Eighth Amendment Agreement, the "Amended LSA"); and

C. WHEREAS, the parties to the Existing SOI have agreed to certain amendments to the Existing SOI, as described and set forth below, which amendments are intended to be coordinated with the Eighth Amendment Agreement;

         NOW, THEREFORE, in consideration of TFC's and GSRP's agreements hereunder, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TFC and GSRP hereby agree as follows:

         1. Eighth Amendment Agreement. TFC hereby consents to and approves the Eighth Amendment Agreement and consents to and approves all actions provided to be taken therein (subject to the terms and conditions thereof) with respect to GSRP, the Administrative Agent and the lenders that are parties thereto. The amended and restated definition of "Release Price" and the amendments to Section 2.5(b), Section 2.5(f) and Section 3.15 of the Existing LSA and the amendment of the other terms and provisions of the Existing LSA are hereby adopted and incorporated into the Existing SOI. Any inconsistency between such provisions and terms, as the same shall apply to the Subordinated Loan Tranche Obligations under, and as defined in, the Amended SOI, and the provisions and terms of the Amended SOI shall be governed by such new provisions and terms. TFC and GSRP further agree that any further modifications to the Amended SOI required by GSRP's election of any Commercial Release Price Option, as defined in the Eighth Amendment Agreement, shall be entered into by GSRP and TFC reasonably promptly and pursuant to customary and reasonable documentation in connection with the exercise and consummation of any such Commercial Release Price Option by GSRP. All legal fees incurred by TFC in connection with any such documentation shall be borne by GSRP.

         2. Definition of Existing LSA. The "Existing LSA," as such term is defined in Section 1(a) of the Existing SOI shall be deemed to mean and include the "Amended LSA," as defined herein.



         3. Section 1(k) of the Existing SOI. Section 1(k) of the Existing SOI is hereby amended by adding a new subclause (D) at the end thereof as follows:

                           (D) GSRP agrees that the aggregate outstanding principal amount of Subordinated Loan Tranche Advances shall not exceed the following amounts at the following dates:


================================================================================

       Test Date                     Maximum Outstanding Principal Amount
                                     of Subordinated Loan Tranche Advances
------------------------- ------------------------------------------------------
June 30, 2006                        $10,000,000
------------------------- ------------------------------------------------------
December 31, 2006                    $8,000,000
------------------------- ------------------------------------------------------
March 31, 2007                       $5,000,000
------------------------- ------------------------------------------------------
June 30, 2007                        $2,500,000
------------------------- ------------------------------------------------------
November 30, 2007                    $0
================================================================================


         4. Section 2(b) of the Existing SOI. Section 2(b) of the Existing SOI is hereby amended by adding a new subclause (iv) at the end thereof as follows:

                           (iv) GSRP agrees that the aggregate outstanding principal amount of Subordinated Loan Tranche Advances shall not exceed the following amounts at the following dates:

================================================================================

       Test Date                     Maximum Outstanding Principal Amount
                                     of Subordinated Loan Tranche Advances
------------------------- ------------------------------------------------------
June 30, 2006                        $10,000,000
------------------------- ------------------------------------------------------
December 31, 2006                    $8,000,000
------------------------- ------------------------------------------------------
March 31, 2007                       $5,000,000
------------------------- ------------------------------------------------------
June 30, 2007                        $2,500,000
------------------------- ------------------------------------------------------
November 30, 2007                    $0
================================================================================

         5. Representations and Warranties. GSRP hereby represents and warrants as of the date hereof as follows, which representations and warranties are hereby incorporated into and made part of the Amended SOI:

                  5.1 Except as set forth in Schedule 1 hereto, each of the representations and warranties contained in Section 4 of the Existing SOI is true and correct as of the date hereof.

                  5.2 Except with respect to the Permitted Exceptions (as defined in the Existing SOI), all Liens (as defined in the Existing
         SOI) granted to TFC under the Existing SOI and the other Security Documents (as defined in the Existing SOI) are duly granted, valid, perfected and prior in right to all other Liens that now or hereafter may be granted to or held by any other person.

                  5.3 The execution and delivery of this Fourth Amendment Agreement, the Eighth Amendment Agreement, and the other documents and instruments contemplated herein and in the Eighth Amendment Agreement, and compliance by GSRP with all of the provisions of this Fourth Amendment Agreement, the Existing SOI, as amended hereby, and each of the other documents set forth above are:

                           (i) within the corporate powers of GSRP;

                           (ii) valid and legal acts and will not conflict with,
                  or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien upon any property of GSRP under the provisions of, any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which its property may be bound.

                  5.4 Neither the nature of GSRP, nor of any of its businesses or properties, nor any relationship between GSRP and any other person, nor any circumstance in connection with the execution or delivery of this Fourth Amendment Agreement and the other documents contemplated in connection herewith, nor the operation of any Project (as defined in the Existing SOI) and the sale, or offering for sale, of any Quartershare Interest (as defined in the Existing SOI) of any of the Projects by GSRP, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Fourth Amendment Agreement, the Eighth Amendment Agreement, and the other documents contemplated in connection herewith.

                  5.5 GSRP will not be, on or after the date hereof, a party to any contract or agreement which restricts its right or ability to incur indebtedness under, or prohibits the execution of, or compliance with, this Fourth Amendment Agreement by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property constituting the Collateral (as defined in the Existing SOI), whether now owned or hereafter acquired, to be subject to a Lien other than Permitted Exceptions and all Liens in favor of TFC in respect of such Collateral remain in full force and effect.

                  5.6 After giving effect to this Fourth Amendment Agreement, no Default (as defined in the Existing SOI) or Event of Default (as defined in the Existing SOI) has occurred or is continuing, nor does any event or condition exist that would constitute a Default or an Event of Default. No material adverse change has occurred in or in respect of the Collateral or any one or more of the Projects that has not been disclosed to TFC. No defaults or events of default exist under any other agreement for indebtedness for borrowed money, any financing lease or any guaranty of any of the foregoing to which GSRP is a party. GSRP has not issued and is not otherwise obligated in respect of any obligation of the Parent (as defined in the Existing SOI), American Skiing Company or any subsidiary of American Skiing Company for borrowed-money indebtedness.

         6. Conditions to Effectiveness. This Fourth Amendment Agreement shall become effective on the date (the "Fourth Amendment Effective Date") on which the parties hereto shall have executed this Fourth Amendment Agreement and each of the following conditions shall have been satisfied:

                  6.1 Warranties and Representations True as of First Amendment Effective Date. The warranties and representations contained or referred to in this Fourth Amendment Agreement shall be true in all material respects on the Fourth Amendment Effective Date with the same effect as though made on and as of that date. TFC shall have received a certificate, in form and substance satisfactory to TFC, dated as of the Fourth Amendment Effective Date, signed by a Senior Vice-President or Vice President of GSRP and certifying that the warranties and representations of GSRP contained in this Fourth Amendment Agreement are true in all material respects on the Fourth Amendment Effective Date.

                  6.2 Secretary's Certificates.

                  TFC shall have received a certificate of the Secretary or any Assistant Secretary of GSRP, in form and substance reasonably satisfactory to TFC, dated as of the Fourth Amendment Effective Date, certifying

                           (i) the adoption by the Board of Directors of GSRP of
                  a resolution authorizing GSRP to enter into this Fourth Amendment Agreement, the Eighth Amendment Agreement, and the transactions and instruments contemplated hereby and thereby, and

                           (ii) the incumbency and authority of, and verifying
                  the specimen signatures of, the officers of GSRP authorized to execute and deliver this Fourth Amendment Agreement, the Eighth Amendment Agreement, the Modification Agreements (referred to below), and the other documents contemplated hereunder.

                  6.3 Opinion. GSRP shall have delivered to TFC a legal opinion from its General Counsel in form and substance reasonably satisfactory to TFC.

                  6.4 Expenses. GSRP shall have paid all fees and expenses required to be paid by it pursuant to Section 6(c) of Existing SOI pursuant to invoices or other bills submitted to GSRP.

                  6.5 Eighth Amendment Agreement. The Eighth Amendment Agreement shall be in full force and effect.

                  6.6 Proceedings. All actions taken in connection with the execution of this Fourth Amendment Agreement and all documents and papers relating thereto shall be satisfactory to TFC and its counsel. TFC and its counsel shall have received copies of such documents and papers as it or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to TFC and its counsel.

         7.       Miscellaneous.

                  7.1 This Fourth Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  7.2 This Fourth Amendment Agreement shall be governed by the internal laws of the State of Maine. To the extent any provision of this Fourth Amendment Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Fourth Amendment Agreement.

                  7.3 The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Fourth Amendment Agreement as a whole and not to any particular Section or other subdivision.

                  7.4 All warranties, representations and covenants made by GSRP herein or in the Existing SOI or in any certificate or other instrument delivered by it or on its behalf under this Agreement or in the Existing SOI shall be considered to have been relied upon by TFC and shall survive the execution and delivery of this Fourth Amendment Agreement.

                  7.5 Except as explicitly amended by, or otherwise provided for in, this Fourth Amendment Agreement , the Existing SOI, the Notes and the other Security Documents remain in full force and effect under their respective terms as in effect immediately prior to the effectiveness of this Fourth Amendment Agreement, and GSRP hereby affirms all of its obligations thereunder.

                  7.6 This Fourth Amendment Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. This Fourth Amendment Agreement may be executed in counterpart by facsimile signature, which signatures shall be treated as, and shall have the effect of original and manually executed signatures.

                  7.7 GSRP hereby releases, remises, acquits and forever discharges the Administrative Agent and TFC and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, whether known or unknown, fixed or contingent, asserted or unasserted, direct or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, arising out of or in any way connected with (a) the SOI, the Amended LSA, the Steamboat Notes of TFC or the other Notes or Security Documents, as amended from time to time (including, without limitation, this Fourth Amendment Agreement and the Eighth Amendment Agreement) and
         (b) the Subordinated Loan Tranche (all of the foregoing hereinafter called the "Released Matters"). GSRP hereby acknowledges that the agreements set forth in this Fourth Amendment Agreement are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. GSRP hereby represents and warrants to Administrative Agent and TFC that GSRP has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other person and that the foregoing constitutes a full and complete release of all Released Matters.

                  7.8 The parties hereto agree that the Existing SOI, as amended hereby, and the Amended LSA, as amended by the Eighth Amendment Agreement, are intended to be one instrument and agreement, subject to the terms and conditions hereof and thereof.




















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



         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment Agreement as of the day and year first above written.

GSRP:                                    TFC:

GRAND SUMMIT RESORT                      TEXTRON FINANCIAL
PROPERTIES, INC.                         CORPORATION



By:/s/Helen Wallace                      By:/s/Alicia-Ann J Duncanson
------------------------                 --------------------------------
Name: Helen Wallace                      Name: Alicia-Ann J Duncanson
Title:CFO & Senior VP                    Title:Vice President




The undersigned confirms that all indebtedness of GSRP owing to the undersigned is junior and subordinate to all indebtedness of GSRP owing to TFC under the Amended SOI pursuant to that certain Subordination Agreement dated as of September 1, 1998, as amended. All of such indebtedness of GSRP owing to TFC under the Amended SOI shall qualify as "Senior Debt" under the Amended SOI.


AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.



By:/s/Helen Wallace
-------------------------
Name: Helen Wallace
Title:CFO & Senior VP

                                   Schedule 1

With respect to Section 4(a) of the Existing SOI, all representations and warranties of the Existing LSA are subject to the same exceptions and carve-outs as are set forth in the Eighth Amendment Agreement.